                                                                    EXHIBIT 10.4

(MULTICURRENCY--CROSS BORDER)                                     EXECUTION COPY
                                                                  CB03-655D

                                    (ISDA LOGO)

                                MASTER AGREEMENT

                          dated as of November 1, 2001

     CITIBANK, N.A.                                     AND   AMERITRADE HOLDING
                                                              CORPORATION

have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows: --

1.   INTERPRETATION

(a) DEFINITIONS. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) INCONSISTENCY. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) SINGLE AGREEMENT. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.   OBLIGATIONS

(a)  GENERAL CONDITIONS.

     (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

     (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

     (iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

CITIBANK, N.A.                           AMERITRADE HOLDING CORPORATION

By: /s/ LINDA K. COOK                    By: /s/ WILLIAM J. GERBER
    --------------------------               --------------------------
    Name: Linda Cook                         Name: William J. Gerber
    Title: Vice President                    Title: Managing Director of Finance
    Date: Citibank, N.A.                     Date: 08/29/02
          250 West Street/10th Fl.
          New York, New York 10013

                                                                  EXECUTION COPY
                                                                  REF: CB03-655A

                                    SCHEDULE

                                     to the

                             ISDA Master Agreement

                     dated as of November 1, 2001, between

                                CITIBANK, N.A.,
  a national banking association organized under the laws of the United States
                                  ("Party A")

                                      and

                        Ameritrade Holding Corporation,
                      a corporation organized and existing
                           under the laws of Nebraska
                                  ("Party B")

                                     Part 1

                             Termination Provisions

In this Agreement:

         (a) "SPECIFIED ENTITY" means for the purpose of Section 5(a)(v) of this Agreement, (i) in relation to Party A, Salomon Brothers International Limited, Salomon Brothers AG, Salomon Smith Barney Inc., Salomon Forex Inc, Smith Barney Capital Services Inc., Smith Barney Commercial Corporation and Salomon Brothers Holding Company Inc (individually a "Section 5(a)(v) Affiliate"), and (ii) in relation to Party B, not applicable.

         (b) "SPECIFIED TRANSACTION" will have the meaning specified in Section 14 of this Agreement. For purposes of clause (c) of such definition, Specified Transaction includes any securities lending agreement, securities options, margin loans, short sales, repurchase agreement, reverse repurchase agreement and forward securities contract, and any other similar transaction now existing or hereafter entered into between Party A (or any Section 5(a)(v) Affiliate) and Party B, not applicable.

     (c) The "CROSS DEFAULT" provisions of Section 5(a)(vi) will apply to Party A and will apply to Party B.

     For purposes of Section 5(a)(vi), the following provisions apply:

     "SPECIFIED INDEBTEDNESS" means, instead of the definition thereof in
     Section 14 of this Agreement, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of
     (i) borrowed money, or (ii) any transaction with any party of the type referred to in subparagraphs (a), (b) or (c) of the definition of Specified Transaction; provided, however, that Specified Indebtedness shall not include deposits received in the course of a party's ordinary banking business.

     For the purpose of Section 5(a)(vi)(1):

               (a) Any reference to Specified Indebtedness becoming, or becoming capable of being declared, due and payable shall in the case of Specified Indebtedness which is a Transaction with any party of the type referred to in subparagraphs (a), (b) or (c) of the definition of Specified Transaction, be deemed to be a reference to Specified Indebtedness being, or becoming capable of being, terminated, liquidated, accelerated or cancelled by reason of a default by a party to such Transaction; and

               (b) in determining the amount to be included in "Threshold Amount" with respect to Specified Indebtedness which is a Transaction with any party of the type referred to in subparagraphs (a), (b) or
          (c) of the definition of Specified Transaction, the termination or settlement value of such transaction shall be used or, if it is not available, the Non-defaulting Party shall determine the settlement amount of such transaction in good faith on the basis of the information available to it.

     "THRESHOLD AMOUNT" means

     (A)  with respect to Specified Indebtedness in respect of borrowed money:

          (i) with respect to Party A, 2% of the stockholders' equity of Party A; and

          (ii) with respect to Party B or any Credit Support Provider, $0.

     (B) with respect to Specified Indebtedness which is a transaction referred to in subparagraphs (a), (b) or (c) of the definition of Specified
          Transaction:

          (i) with respect to Party A, 2% of stockholders' equity; and

          (ii) with respect to Party B, 1% of stockholders' equity.

          Including, in the case of (A) and (B) above, the U.S. Dollar equivalent on the date of any event of default of any obligation stated in any other currency.

          For purposes of the above, stockholders' equity shall be determined by reference to the relevant party's most recent consolidated (quarterly, in the case of a U.S. incorporated party) balance sheet and shall include, in the case of a U.S. incorporated party, legal capital, paid-in capital, retained earnings and cumulative translation adjustments. Such balance sheet shall be prepared in accordance with accounting principles that are generally accepted in such party's country of organization.

          (d) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) of this Agreement will apply to Party A and will apply to Party B.

For purposes of this Agreement Section 5(b)(iv) is hereby amended by:

     (i) inserting after the phrase "Section 5(a)(viii)" on line 4 thereof the phrase "or any person or entity acquires directly or indirectly the beneficial ownership of equity securities having the power to elect a majority of the Board of Directors or other managing body of X, any Credit Support Provider of X or any applicable Specified Entity of X, or X, and Credit Support Provider of X or any applicable Specified Entity of X effects any substantial change in its capital structure by means of the issuance, incurrence or guarantee of debt or the issuance of preferred stock or other securities convertible into, or exchangeable for, debt or preferred stock; or X, any Credit Support Provider of X or any applicable Specified Entity of X enters into any agreement providing for any of the foregoing"

     (ii) deleting the word "or" appearing after the words "resulting, surviving" on line 5 thereof and inserting a comma in lieu thereof, and

     (iii) inserting the phrase ", reorganized immediately after the word "transferee" on line 5 thereof.

          (e) The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a) will not apply to Party A and will not apply to Party B; provided, however, that with respect to a party, where the Event of Default specified in Section 5(a)(vii)(1), (3), (4), (5), (6) or to the extent analogous thereto, (8) is governed by a system of law which does not permit termination to take place after the occurrence of the relevant Event of Default, then the Automatic Early Termination provisions of Section 6(a) will apply to such party.

          (f) For the purpose of the "PAYMENTS ON EARLY TERMINATION" provisions of Section 6(e):

               (i) The Second Method will apply; and

                    (ii) Market Quotation will apply.

               (g)  "TERMINATION CURRENCY" means United States Dollars.

               (h)  "ADDITIONAL TERMINATION EVENT".

     (i) Section 5(b) of the Agreement is modified by adding at the end thereof the following subsection (vi):

               (vi) Impossibility. Due to the occurrence of a natural or man-made disaster, armed conflict, act of terrorism, riot, labor disruption or any other circumstance beyond its control after the date on which a Transaction is entered into, it becomes impossible (other than as a result of its own misconduct) for such a party:

                         (1) to perform any absolute or contingent obligation, to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

                         (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction.

     (ii) For the purposes of Section 6, in the event of an Impossibility, both parties shall be Affected Parties.

     (iii) An Impossibility shall be treated as an Illegality for purposes of Section 5(c) of the Agreement.

     (iv) The definition of "Affected Transactions" in Section 14 of the Agreement is hereby amended by inserting "Impossibility," immediately after "an Illegality,".

                                     Part 2

                              Tax Representations

                  (a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, Party A will make the following representation and Party B will make the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or documents under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

                  (b) PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of the Agreement, Party A and Party B make the representations specified below, if any:

         The following representation will apply to Party A:

         It is a national banking association organized under the laws of the United States and its U.S. taxpayer identification number is 13-5266470.

         The following representation will apply to Party B:

         It is a corporation created or organized in the United States or under the laws of the United States or of any State and its U.S. taxpayer identification number is 47-06-42-657.

                                     Part 3

                         Agreement to Deliver Documents

               For the purpose of Section 4(a) of this Agreement:

                  1. Tax forms, documents or certificates to be delivered are:

   Party required to                  Form/Document/                       Date by which to
   deliver document                    Certificate                           be delivered
-----------------------               --------------                -------------------------------
(i) Party A and Party B               IRS Form W-9                  Promptly upon execution of this
                                                                    Agreement; and promptly upon
                                                                    learning that any form
                                                                    previously provided by Party B
                                                                    has become obsolete or
                                                                    incorrect.


          II.  Other documents to be delivered are:

Party required
to deliver               Form/Document/                Date by which to              Covered by
document                 Certificate                   to be delivered               Section 3(d)
-----------------------------------------------------------------------------------------------------------

(a) Party A and          Evidence reasonably           As soon as practicable        Yes
    Party B              satisfactory to the other     after execution of this
                         party of the (i) authority    Agreement and any
                         of such party and any         Credit Support Document
                         Credit Support Provider to    and, if requested by
                         enter into the Agreement      the other party, as
                         and any Credit Support        soon as practicable
                         Document and any              after execution of any
                         Transactions and (ii) the     Confirmation of any
                         authority and genuine         other Transaction.
                         signature of the
                         individual signing the
                         Agreement and any Credit
                         Support Document on behalf
                         of such party to execute
                         the same.

(b) Party A and          Credit Support Document(s)    Upon execution of this        No
    Party B                                            Agreement

Party required
to deliver               Form/Document/                Date by which to              Covered by
document                 Certificate                   to be delivered               Section 3(d)
-----------------------------------------------------------------------------------------------------------

(c) Party B              The party's Annual            As soon as available          Yes
                         Report containing             and in any event within
                         audited consolidated          120 days (or as soon as
                         financial statements          practicable after
                         certified by                  becoming publicly
                         independent certified         available) after the end
                         public accountants for        of each of its fiscal
                         each fiscal year.             years.

(d) Party B              The party's unaudited         As soon as available          Yes
                         consolidated financial        and in any event within
                         statements, the               60 days (or as soon as
                         consolidated balance          practicable after
                         sheet and related             becoming publicly
                         statements of income          available) after the end
                         for each fiscal quarter.      of each of its fiscal
                                                       quarters.



                                     Part 4

                                 Miscellaneous

          (a)  ADDRESSES FOR NOTICES. For the purposes of Section 12(a) of this
Agreement:

ADDRESS FOR NOTICES OR COMMUNICATIONS TO PARTY A:

With respect to a particular Transaction, all notices or communications to Party A shall be sent to the address or facsimile number indicated in the Confirmation of that Transaction.

In addition, in the case of notices or communications relating to Section 5, 6, 11 or 13 of this Agreement, a copy of any such notice or communication shall be addressed to the attention of Party A's legal department as follows:

Address:       Capital Markets Legal Department
               250 West Street
               New York, New York 10013

Attention:     Department Head


ADDRESS FOR NOTICES OR COMMUNICATIONS TO PARTY B:

Address:       Ameritrade Holding Corporation
               4211 South 102nd St.
               Omaha, Nebraska
               68127

Attention:     Mr. Randy MacDonald
               Chief Financial Officer, Treasurer
Facsimile No:  402-827-8663
Telephone No:  402-597-7781

WITH A COPY TO:

Ms. Ellen Koplow
General Counsel
132 Business Parkway
Annapolis Junction, MD
20701

Facsimile No:  240-568-3530
Telephone No:  240-568-3530

               (b) EFFECTIVENESS OF NOTICE. Section 12(a) is hereby amended by deleting the words "facsimile transmission or" in line 3 thereof.

               (c)  PROCESS AGENT. For the purpose of Section 13(c) of this
Agreement:

                    Party B appoints as its Process Agent: NOT APPLICABLE

               (d) OFFICES. The provisions of Section 10(a) will apply to this Agreement.

               (e) MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement.

                    Party A is a Multibranch Party and may act through any of the following offices: New York, London and Tokyo.

               Party B is not a Multibranch Party.

          (f) CALCULATION AGENT. The Calculation Agent will be Party A unless otherwise specified in a Confirmation in reference to the relevant Transaction, provide however if an Event of Default or Termination Event has occurred with respect to Party A, then Party B shall be Calculation Agent.

          (g)  CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

               The Credit Support Document is the Credit Support Annex between Party A and Party B substantially in the form of Exhibit III.

          (h) CREDIT SUPPORT PROVIDER. Credit Support Provider means in relation to Party A, not applicable. Credit Support Provider means in relation to Party B, not applicable.(i)

          (i) GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE.

          (j) JURISDICTION. Section 13(b) of the Agreement is hereby amended by (i) deleting the word "non-" in line 2 of subsection 13(b)(i) and (ii) deleting the final paragraph thereof and replacing it with the following:
"Nothing in this provision shall prohibit a party from bringing an action to enforce a money judgment in any other jurisdiction."

          (k) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement.

          (l) "NETTING OF PAYMENTS" Either party may notify the other in writing, not less than one Local Business Day in advance of a Scheduled Payment Date, that with regard to payments due on that date, subparagraph (ii) of
Section 2(c) of this Agreement will not apply. Except to the extent that such advance written notice shall have been given, subparagraph (ii) of Section 2(c) will apply.


                                     Part 5
                                Other Provisions

          (a) SET-OFF. Section 6 of the Agreement is amended by adding the following new subsection 6(f):

     (f) In addition to any rights of set-off a party may have as a matter of law or otherwise, upon the occurrence of an Event of Default with respect to a party ("X") the other party ("Y") will have the right (but will not be obliged) without prior notice to X or any other person to set-off any obligation of X owing to Y (whether or not arising under this Agreement, whether or not matured, whether or not contingent and regardless of the currency, place of payment or booking office of the obligation) against any obligation of Y owing to X (whether or not arising under this Agreement, whether or not matured, whether or not contingent and regardless of the currency, place of payment or booking office of the obligation).

     For the purpose of cross-currency set-off, Y may convert any obligation to another currency at a market rate determined by Y.

     If an obligation is unascertained, Y may in good faith estimate that obligation and set-off in respect of the estimate, subject to the relevant party accounting to the other when the obligation is ascertained.

     Nothing in this provision will be deemed to create a charge or other security interest.

          (b) WAIVER OF RIGHT TO TRIAL BY JURY. Each party hereby irrevocably waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.

          (c) SEVERABILITY. In the event that any one or more of the provisions contained in this Agreement should be held invalid, illegal, or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor, in good faith negotiations, to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          (d) NETTING. In the event that any Terminated Transaction cannot be aggregated and netted against all other Terminated Transactions under Section 6(e) of the Agreement, such excluded Terminated Transactions shall be aggregated and netted amongst themselves to the fullest extent permitted by law.

          (e) ADDITIONAL REPRESENTATIONS. For purposes of Section 3 of this Agreement, the following shall be added, immediately following paragraph (f) thereof:

          (g) NO RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. It has not received from the other party any assurance or guarantee as to the expected results of that Transaction.

         (h) EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction.

         (i) STATUS OF PARTIES. The other party is not acting as a fiduciary or an advisor for it in respect of that Transaction.

         (j) NO AGENCY. It is entering into this Agreement, and Credit Support Document to which it is a party and each Transaction as principal and not as agent.

         (k) RISK MANAGEMENT/LINE OF BUSINESS. Party B alone represents that this Agreement has been, and each Transaction hereunder has been or will be, as the case may be, entered into for the purpose of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with its line of business (including financial intermediation services) and not for the purpose of speculation.

         (l) ELIGIBLE CONTRACT PARTICIPANT. (a) It is an "eligible contract participant" within the meaning of Section 1(a)(12) of the Commodity Exchange Act, as amended (the "CEA"), (b) this Agreement and each Transaction is subject to individual negotiation by each party, and (c) neither this Agreement nor any Transaction will be executed or traded on a "trading facility" within the meaning of Section 1a(33) of the CEA.

         (f) CONFIRMATION PROCEDURES. For each Transaction that Party A and Party B enter hereunder, Party A shall promptly send to Party B a Confirmation setting forth the terms of such Transaction. Party B shall execute and return the Confirmation to Party A or request correction of any error within ten (10) Business Days of receipt. Failure of Party B to respond within such period shall not affect the validity or enforceability of such Transaction.

         (g) EMU PROTOCOL. The parties agree that the definitions and provisions contained in Annexes 1 to 5 and Section 6 of the EMU Protocol published by the International Swaps and Derivatives Association, Inc. on 6th May, 1998 are incorporated into and apply to this Agreement.

         (h) ESCROW PAYMENTS. If by reason of the time difference between the cities in which payments are to be made, it is not possible for simultaneous payments to be made on any date on which both parties are required to make payments hereunder, either party may at its option and in its sole discretion notify the other party that payments on that date are to be made in escrow. In this case the deposit of the payment due earlier on that date shall be made by 2:00 p.m. (local time at the place for the earlier payment) on that date with an escrow agent selected by the party giving the notice, accompanied by irrevocable payment instructions (i) to release the deposited payment to the intended recipient upon receipt by the escrow agent of the required deposit of the corresponding payment from the other party on the same date accompanied by the irrevocable payment instructions to the same effect or (ii) if the required deposit of the corresponding payment is not made on that same date, to return the payment deposited to the party that paid it into escrow. The party that elects to have payments made in escrow shall pay the costs of the escrow arrangements and shall cause those arrangements to provide that the intended recipient of the payment due to be deposited first shall be entitled to interest on that deposited payment for each day in the period of its deposit at the rate offered by the escrow agent for that day for overnight deposits in the relevant currency in the office where it holds that deposited payment (at 11:00 am. local time on that day) if that payment is not released by 5:00 p.m. on the date it is deposited for any reason other than the intended recipients' failure to make the escrow deposit it is required to make hereunder in a timely fashion.

          (i)  NOTICE OF EVENTS OF DEFAULT.

               (i) Each party agrees, upon learning of the occurrence of any event or commencement of any condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other party notice of such event or condition (or, in lieu of giving notice of such event or condition in the case of an event or condition that with the giving of notice or passage of time or both would constitute an Event of Default or Termination Event with respect to the party, to cause such event or condition to cease to exist before becoming an Event of Default or Termination Event).

          (j) RECORDING OF CONVERSATIONS. Each party hereto consents to the recording of its telephone conversations pursuant to this Agreement. To the extent that one party records telephone conversations (the "Recording Party") and the other party does not (the "Non-Recording Party"), the Recording Party shall, in the event of any dispute, make a complete and unedited copy of such party's tape of the entire day's conversations with the Non-Recording Party's personnel available to the Non-Recording Party. The Recording Party's tapes may be used by either party in any forum in which a dispute is sought to be resolved and the Recording Party will retain tapes for a consistent period of time in accordance with the Recording Party's policy unless one party notifies the other that a particular transaction is under review and warrants further retention.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

CITIBANK, N.A.                               AMERITRADE HOLDING
                                             CORPORATION

By: /s/ LINDA COOK                           By: /s/ WILLIAM J. GERBER
    ------------------------------               -------------------------------

Print Name: Linda Cook                       Print Name: William J. Gerber
            ----------------------                       -----------------------

Title: Vice President                        Title: Managing Director of Finance
       ---------------------------                  ----------------------------
       Citibank, N.A.
       250 West Street/10th Fl.
       New York, New York 10013

Date:                                        Date: 08/29/02
      ----------------------------                 -----------------------------